Deutsche Bank

Exhibit 99.5

Financial Data Supplement Q4 2023
IASB version

February 1, 2024

Q4 2023 Financial Data Supplement

Due to rounding, numbers presented throughout this document may not sum precisely to the totals we provide and percentages may not precisely reflect the absolute figures.

All segment figures reflect the segment composition as of the fourth quarter 2023.

The figures in this document are preliminary and unaudited. Annual Report 2023 and SEC Form 20-F are scheduled to be published on March 14, 2024.

To reflect reporting obligations in Germany and the U.S., Deutsche Bank has prepared separate sets of interim financial information (i.e. locally: based on IFRS as endorsed by the EU; U.S.: based on IFRS as issued by the IASB).

This Financial Data Supplement is presented under IFRS as issued by the IASB. The Bank is filing its Interim and Annual Reports under IFRS as adopted by the IASB with the U.S. SEC (https://www.db.com/ir/en/sec-filings-for-financial-results.htm).

The Financial Data Supplement presented under IFRS as endorsed by the EU is available on the bank's website (https://www.db.com/ir/en/quarterly-results.htm)

Summary

	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Group targets														
Post-tax return on average tangible shareholders' equity[1,2,3]	4.0%	7.3%	14.0%	3.8%	11.4%	9.1%	8.8%	3.7%	10.6%	17.5%	10.2%	6.1ppt	7.0ppt	1.0ppt
Compound annual growth rate of revenues from 2021[21]	N/A	(5.5)%	8.8%	6.7%	6.0%	6.0%	6.6%	3.8%	6.8%	10.5%	10.5%	4.5ppt	3.7ppt	4.5ppt
Cost/income ratio[1]	84.2%	74.8%	63.3%	80.4%	86.3%	75.3%	70.2%	79.3%	66.4%	64.1%	69.6%	(22.2)ppt	(2.3)ppt	(5.7)ppt
Common Equity Tier 1 capital ratio[16]	13.2%	12.8%	13.0%	13.3%	13.4%	13.4%	13.6%	13.8%	13.9%	13.7%	13.7%	0.4ppt	(0.2)ppt	0.4ppt
Key financial metrics														
Statement of income														
Total net revenues, in € bn	25.5	7.2	7.7	6.2	6.0	27.1	7.8	7.1	7.8	8.5	31.2	42.0%	9.7%	15.1%
Provision for credit losses, in € bn	0.5	0.3	0.2	0.3	0.4	1.2	0.4	0.4	0.2	0.5	1.5	39.0%	99.0%	22.8%
Noninterest expenses, in € bn	21.5	5.4	4.9	5.0	5.2	20.4	5.5	5.6	5.2	5.5	21.7	5.4%	6.0%	6.4%
Nonoperating costs, in € bn[4,5]	0.9	(0.0)	0.1	0.1	0.3	0.5	0.1	0.7	0.2	0.2	1.1	(44.9)%	(16.0)%	134.4%
Adjusted costs, in € bn[4,5]	20.6	5.4	4.8	4.9	4.9	19.9	5.4	4.9	5.0	5.3	20.6	8.6%	6.8%	3.4%
Pre-provision profit, in € bn[22]	4.0	1.8	2.8	1.2	0.8	6.7	2.3	1.5	2.6	3.1	9.5	N/M	17.0%	41.8%
Profit (loss) before tax, in € bn	3.5	1.5	2.6	0.9	0.5	5.4	1.9	1.1	2.4	2.6	8.0	N/M	8.6%	46.0%
Profit (loss) before tax excluding nonoperating costs, in € bn[4]	4.5	1.5	2.7	0.9	0.8	5.9	2.0	1.7	2.6	2.7	9.1	N/M	6.7%	53.1%
Profit (loss), in € bn	2.6	1.1	2.0	0.6	1.8	5.6	1.4	0.7	1.7	2.7	6.5	54.6%	63.0%	16.2%
Profit (loss) attributable to Deutsche Bank shareholders, in € bn	2.0	1.0	1.9	0.5	1.6	4.9	1.2	0.5	1.5	2.5	5.8	61.1%	70.2%	17.3%
Balance sheet[6]														
Total assets, in € bn	1,325	1,346	1,392	1,505	1,344	1,344	1,313	1,307	1,365	1,317	1,317	(2)%	(4)%	(2)%
Net assets (adjusted), in € bn[1]	1,003	1,019	1,044	1,073	1,026	1,026	1,025	1,013	1,037	1,034	1,034	1%	(0)%	1%
Average interest earning assets, in € bn	936	968	974	1,003	996	987	979	965	971	978	978	(2)%	1%	(1)%
Loans (gross of allowance for loan losses), in € bn	477	484	499	510	496	496	494	489	492	485	485	(2)%	(1)%	(2)%
Average loans (gross of allowance for loan losses), in € bn	446	480	490	503	505	494	495	492	489	486	490	(4)%	(0)%	(1)%
Deposits, in € bn	604	607	617	638	629	629	599	600	618	625	625	(1)%	1%	(1)%
Allowance for loan losses, in € bn	4.8	4.9	4.8	5.0	4.8	4.8	5.0	5.1	5.1	5.2	5.2	8%	2%	8%
Shareholders' equity, in € bn	58	59	61	62	62	62	63	62	64	66	66	7%	4%	7%
Sustainable finance volume (per quarter/year), in € bn[23]	112	20	14	6	18	58	22	17	11	14	64	(24)%	27%	11%
Resources[5]														
Risk-weighted assets, in € bn	352	364	370	369	360	360	360	359	354	350	350	(3)%	(1)%	(3)%
of which: operational risk RWA, in € bn	62	60	59	58	58	58	59	58	59	57	57	(2)%	(3)%	(2)%
Leverage exposure, in € bn[7]	1,125	1,164	1,280	1,310	1,240	1,240	1,238	1,236	1,235	1,240	1,240	(0)%	0%	(0)%
Tangible shareholders' equity (tangible book value), in € bn	52	52	54	55	55	55	57	56	57	59	59	7%	4%	7%
High-quality liquid assets (HQLA), in € bn	207	214	207	227	219	219	208	204	210	219	219	0%	4%	0%
Liquidity reserves, in € bn	241	246	244	262	256	256	241	244	245	261	261	2%	7%	2%
Employees (full-time equivalent)	82,969	83,000	82,915	84,556	84,930	84,930	86,712	87,055	89,260	90,130	90,130	6%	1%	6%
Branches	1,709	1,669	1,598	1,572	1,536	1,536	1,499	1,457	1,443	1,432	1,432	(7)%	(1)%	(7)%
Ratios														
Post-tax return on average shareholders' equity[1,3]	3.6%	6.5%	12.6%	3.4%	10.2%	8.2%	7.9%	3.3%	9.5%	15.7%	9.1%	5.5ppt	6.3ppt	1.0ppt
Provision for credit losses (bps of average loans)	11.6	24.4	19.0	27.8	27.8	24.8	30.0	32.6	20.1	40.1	30.7	12.3bps	20.1bps	5.9bps
Operating leverage[24]	5.0%	(1.2)%	25.9%	10.6%	11.2%	11.2%	6.7%	(23.3)%	22.0%	36.5%	8.7%	25.3ppt	14.6ppt	(2.4)ppt
Net interest margin	1.2%	1.2%	1.4%	1.5%	1.6%	1.4%	1.6%	1.7%	1.7%	1.6%	1.6%	0.0ppt	(0.0)ppt	0.2ppt
Loan-to-deposit ratio	78.9%	79.7%	80.8%	80.0%	78.8%	78.8%	82.6%	81.5%	79.5%	77.5%	77.5%	(1.4)ppt	(2.1)ppt	(1.4)ppt
Leverage ratio (reported/phase-in)[1]	4.9%	4.6%	4.3%	4.3%	4.6%	4.6%	4.6%	4.7%	4.7%	4.5%	4.5%	(0.0)ppt	(0.1)ppt	(0.0)ppt
Liquidity coverage ratio	133%	135%	133%	136%	142%	142%	143%	137%	132%	140%	140%	(1)ppt	8ppt	(1)ppt
Share related information														
Basic earnings per share[9]	€ 1.00	€ 0.52	€ 0.73	€ 0.29	€ 0.83	€ 2.37	€ 0.66	€ 0.07	€ 0.79	€ 1.31	€ 2.83	59%	66%	19%
Diluted earnings per share[1,9]	€ 0.97	€ 0.50	€ 0.72	€ 0.29	€ 0.81	€ 2.32	€ 0.65	€ 0.07	€ 0.78	€ 1.28	€ 2.77	58%	65%	19%
Book value per basic share outstanding[1]	€ 27.66	€ 28.06	€ 29.08	€ 29.62	€ 29.65	€ 29.65	€ 30.29	€ 29.84	€ 30.97	€ 32.38	€ 32.38	9%	5%	9%
Tangible book value per basic share outstanding[1]	€ 24.76	€ 25.12	€ 26.03	€ 26.47	€ 26.61	€ 26.61	€ 27.24	€ 26.77	€ 27.77	€ 29.15	€ 29.15	10%	5%	10%
Dividend per share (with respect to previous financial year)	€ 0.00	-	€ 0.20	-	-	€ 0.20	-	€ 0.30	-	-	€ 0.30	N/M	N/M	50%

For footnotes please refer to page 25.

Consolidated statement of income

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Interest and similar income	16,773	4,478	5,323	6,474	8,174	24,449	9,574	10,489	11,295	12,189	43,546	49%	8%	78%
Interest expense	5,655	1,625	1,959	2,717	4,166	10,466	5,692	6,296	7,237	8,199	27,424	97%	13%	162%
Net interest income	**11,117**	**2,853**	**3,364**	**3,758**	**4,008**	**13,983**	**3,882**	**4,192**	**4,058**	**3,990**	**16,122**	**(0)%**	**(2)%**	**15%**
Provision for credit losses	515	292	233	350	351	1,226	372	401	245	488	1,505	39%	99%	23%
Net interest income after provision for credit losses	**10,602**	**2,561**	**3,131**	**3,408**	**3,657**	**12,757**	**3,510**	**3,792**	**3,813**	**3,502**	**14,617**	**(4)%**	**(8)%**	**15%**
Commissions and fee income	10,934	2,756	2,501	2,400	2,180	9,838	2,348	2,321	2,361	2,176	9,206	(0)%	(8)%	(6)%
Net gains (losses) on financial assets/liabilities at fair value through P&L	3,139	1,305	1,815	24	(181)	2,962	1,535	643	874	2,523	5,575	N/M	188%	88%
Net gains (losses) on financial assets at fair value through OCI	237	5	(39)	(22)	(160)	(216)	23	(2)	(12)	(10)	(0)	(94)%	(12)%	(100)%
Net gains (losses) on financial assets at amortized cost	1	(1)	(4)	5	(2)	(2)	(2)	(2)	(2)	(90)	(96)	N/M	N/M	N/M
Net income (loss) from equity method investments	98	29	67	94	(37)	152	(4)	11	(23)	(22)	(38)	(41)%	(4)%	N/M
Other income (loss)	13	242	(5)	(94)	203	346	(5)	(101)	525	(32)	387	N/M	N/M	12%
Total noninterest income	**14,421**	**4,335**	**4,335**	**2,407**	**2,003**	**13,080**	**3,895**	**2,870**	**3,723**	**4,545**	**15,033**	**127%**	**22%**	**15%**
Memo: Net revenues	**25,538**	**7,188**	**7,699**	**6,165**	**6,011**	**27,063**	**7,777**	**7,062**	**7,781**	**8,534**	**31,155**	**42%**	**10%**	**15%**
Compensation and benefits	10,418	2,657	2,690	2,706	2,659	10,712	2,696	2,812	2,765	2,858	11,131	7%	3%	4%
General and administrative expenses	10,821	2,764	2,217	2,252	2,495	9,728	2,761	2,657	2,399	2,295	10,112	(8)%	(4)%	4%
Impairment of goodwill and other intangible assets	5	0	0	0	68	68	0	0	0	233	233	N/M	N/M	N/M
Restructuring activities	261	(43)	(36)	(5)	(33)	(118)	0	134	(0)	86	220	N/M	N/M	N/M
Noninterest expenses	**21,505**	**5,377**	**4,870**	**4,954**	**5,189**	**20,390**	**5,457**	**5,602**	**5,164**	**5,472**	**21,695**	**5%**	**6%**	**6%**
Profit (loss) before tax	**3,518**	**1,519**	**2,596**	**861**	**471**	**5,447**	**1,949**	**1,059**	**2,372**	**2,575**	**7,955**	**N/M**	**9%**	**46%**
Income tax expense (benefit)	923	398	561	214	(1,280)	(107)	558	366	711	(132)	1,503	(90)%	N/M	N/M
Profit (loss)	**2,595**	**1,121**	**2,035**	**647**	**1,751**	**5,554**	**1,391**	**693**	**1,661**	**2,707**	**6,452**	**55%**	**63%**	**16%**
Profit (loss) attributable to noncontrolling interests	144	40	33	33	28	134	25	39	24	31	120	10%	28%	(11)%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	**2,451**	**1,080**	**2,002**	**614**	**1,723**	**5,420**	**1,366**	**654**	**1,637**	**2,676**	**6,332**	**55%**	**64%**	**17%**
Performance measures and ratios[1]														
Net interest margin	1.2%	1.2%	1.4%	1.5%	1.6%	1.4%	1.6%	1.7%	1.7%	1.6%	1.6%	0.0ppt	(0.0)ppt	0.2ppt
Average yield on loans	2.3%	2.3%	2.5%	3.1%	3.6%	2.9%	4.0%	4.4%	4.7%	4.8%	4.5%	1.2ppt	0.1ppt	1.6ppt
Cost/income ratio	84.2%	74.8%	63.3%	80.4%	86.3%	75.3%	70.2%	79.3%	66.4%	64.1%	69.6%	(22.2)ppt	(2.3)ppt	(5.7)ppt
Compensation ratio	40.8%	37.0%	34.9%	43.9%	44.2%	39.6%	34.7%	39.8%	35.5%	33.5%	35.7%	(10.8)ppt	(2.1)ppt	(3.9)ppt
Noncompensation ratio	43.4%	37.8%	28.3%	36.5%	42.1%	35.8%	35.5%	39.5%	30.8%	30.6%	33.9%	(11.5)ppt	(0.2)ppt	(1.9)ppt
Adjusted costs	20,566	5,385	4,768	4,878	4,886	19,916	5,368	4,947	4,965	5,305	20,585	9%	7%	3%
Pre-provision profit[22]	4,033	1,811	2,829	1,211	822	6,673	2,321	1,460	2,617	3,063	9,460	N/M	17%	42%

For footnotes please refer to page 25.

Consolidated balance sheet - Assets

(In € m)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Dec 31, 2023 vs. Dec 31, 2022
Assets										
Cash and central bank balances	192,021	167,408	177,070	182,050	178,896	160,777	164,586	169,678	178,416	(0)%
Interbank balances without central banks	7,342	10,298	7,902	9,592	7,195	5,863	6,567	6,209	6,140	(15)%
Central bank funds sold and securities purchased under resale agreements	8,368	8,795	9,121	10,345	11,478	10,016	11,547	14,135	14,725	28%
Securities borrowed	63	232	164	(0)	(0)	24	104	122	39	N/M
Trading assets	102,396	112,493	103,953	108,509	92,867	110,901	108,465	112,602	125,275	35%
Positive market values from derivative financial instruments	299,732	292,011	322,984	395,010	299,856	246,311	258,737	287,605	251,877	(16)%
Non-trading financial assets mandatory at fair value through P&L	88,965	83,023	88,723	83,696	89,654	99,854	91,915	88,849	88,047	(2)%
Financial assets designated at fair value through profit or loss	140	140	96	102	168	167	166	169	75	(56)%
Total financial assets at fair value through profit or loss	491,233	487,667	515,756	587,317	482,545	457,233	459,283	489,225	465,273	(4)%
Financial assets at fair value through OCI	28,979	31,475	31,515	35,109	31,675	29,087	29,824	32,820	35,546	12%
Equity method investments	1,091	1,069	1,185	1,244	1,124	1,074	1,023	1,002	1,013	(10)%
Loans at amortized cost	472,069	478,683	493,904	505,437	491,175	489,407	483,784	486,751	479,353	(2)%
Property and equipment	5,536	5,563	5,595	5,955	6,103	6,101	6,010	6,132	6,185	1%
Goodwill and other intangible assets	6,824	6,902	7,155	7,399	7,092	7,088	7,141	7,333	7,327	3%
Other assets	103,784	139,883	135,104	153,386	118,124	138,396	128,436	143,427	114,698	(3)%
Assets for current tax	1,214	1,237	1,429	1,514	1,584	1,599	1,552	1,563	1,513	(4)%
Deferred tax assets	6,180	6,415	6,020	6,125	7,225	6,813	6,962	6,828	7,039	(3)%
Total assets	**1,324,705**	**1,345,627**	**1,391,918**	**1,505,473**	**1,344,217**	**1,313,477**	**1,306,820**	**1,365,227**	**1,317,266**	**(2)%**

Consolidated balance sheet - Liabilities and total equity

(In € m)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Dec 31, 2023 vs. Dec 31, 2022
Liabilities and equity										
Deposits	604,396	606,510	617,144	638,272	629,183	598,810	600,224	618,313	625,486	(1)%
Central bank funds purchased and securities sold under repurchase agreements	747	936	1,213	1,715	573	451	2,331	3,486	3,038	N/M
Securities loaned	24	20	8	30	13	9	10	21	3	(73)%
Trading liabilities	54,718	63,226	58,970	58,339	50,616	57,276	54,006	47,572	44,005	(13)%
Negative market values from derivative financial instruments	287,109	271,847	303,482	377,900	282,418	231,845	243,296	271,394	238,278	(16)%
Financial liabilities designated at fair value through profit or loss	58,468	50,090	60,101	57,141	54,634	81,048	79,146	84,391	83,727	53%
Investment contract liabilities	562	559	494	474	469	479	483	478	484	3%
Financial liabilities at fair value through profit or loss	400,857	385,722	423,047	493,854	388,138	370,648	376,931	403,835	366,494	(6)%
Other short-term borrowings	4,034	4,456	5,189	6,251	5,122	4,908	7,081	8,798	9,620	88%
Other liabilities	97,795	130,862	127,179	144,197	113,648	133,364	121,138	135,986	113,018	(1)%
Provisions	2,641	3,176	2,539	2,546	2,449	2,759	2,806	2,733	2,448	(0)%
Liabilities for current tax	600	711	690	551	388	512	599	656	631	63%
Deferred tax liabilities	498	639	866	600	538	527	537	578	517	(4)%
Long-term debt	144,485	143,414	143,924	146,044	131,525	127,680	122,323	116,358	119,390	(9)%
Trust preferred securities	528	518	521	503	500	508	513	514	289	(42)%
Total liabilities	**1,256,606**	**1,276,962**	**1,322,319**	**1,434,562**	**1,272,076**	**1,240,176**	**1,234,493**	**1,291,278**	**1,240,935**	**(2)%**
Total shareholders' equity	**58,096**	**58,597**	**60,502**	**61,717**	**61,772**	**62,963**	**62,054**	**63,600**	**65,999**	**7%**
Additional equity components[10]	8,305	8,312	7,328	7,327	8,578	8,540	8,551	8,575	8,569	(0)%
Noncontrolling interests	1,698	1,756	1,769	1,867	1,791	1,798	1,723	1,774	1,763	(2)%
Total equity	**68,099**	**68,665**	**69,599**	**70,911**	**72,141**	**73,302**	**72,328**	**73,949**	**76,330**	**6%**
Total liabilities and equity	**1,324,705**	**1,345,627**	**1,391,918**	**1,505,473**	**1,344,217**	**1,313,477**	**1,306,820**	**1,365,227**	**1,317,266**	**(2)%**

For footnotes please refer to page 25.

Net revenues - segment view [11]

(In € m)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Corporate Bank														
Corporate Treasury Services	3,072	899	946	947	1,028	3,821	1,188	1,076	1,049	1,052	4,366	2%	0%	14%
Institutional Client Services	1,299	350	394	400	442	1,587	447	492	472	495	1,906	12%	5%	20%
Business Banking	781	212	211	216	290	930	337	376	369	364	1,445	25%	(1)%	55%
Total Corporate Bank	**5,153**	**1,462**	**1,551**	**1,564**	**1,760**	**6,337**	**1,973**	**1,943**	**1,889**	**1,911**	**7,716**	**9%**	**1%**	**22%**
of which:														
Net interest income	2,605	780	825	894	1,129	3,628	1,333	1,312	1,211	1,257	5,113	11%	4%	41%
Commissions and fee income	2,204	569	622	597	568	2,356	576	573	586	593	2,328	4%	1%	(1)%
Remaining income	343	112	104	73	64	354	64	58	92	61	275	(4)%	(34)%	(22)%
Investment Bank														
Fixed Income, Currency (FIC) Sales & Trading	7,063	2,840	2,385	2,193	1,517	8,935	2,360	2,146	1,932	1,536	7,974	1%	(20)%	(11)%
Origination & Advisory	2,608	474	232	95	196	998	327	291	323	305	1,246	56%	(6)%	25%
Other	(40)	10	28	83	(37)	84	5	(76)	16	(5)	(60)	(86)%	N/M	N/M
Total Investment Bank	**9,631**	**3,323**	**2,646**	**2,372**	**1,675**	**10,016**	**2,691**	**2,361**	**2,271**	**1,837**	**9,160**	**10%**	**(19)%**	**(9)%**
Private Bank														
Private Bank Germany	5,006	1,357	1,326	1,290	1,352	5,325	1,550	1,535	1,497	1,488	6,070	10%	(1)%	14%
International Private Bank	3,226	863	834	977	1,154	3,828	888	865	845	907	3,505	(21)%	7%	(8)%
Premium Banking	934	244	232	214	251	942	242	257	245	242	986	(4)%	(1)%	5%
Wealth Management & Bank for Entrepreneurs	2,292	618	602	764	902	2,886	645	608	601	666	2,520	(26)%	11%	(13)%
Total Private Bank	**8,233**	**2,220**	**2,160**	**2,267**	**2,506**	**9,153**	**2,438**	**2,400**	**2,343**	**2,395**	**9,575**	**(4)%**	**2%**	**5%**
of which:														
Net interest income	4,601	1,183	1,274	1,287	1,479	5,223	1,532	1,543	1,512	1,573	6,160	6%	4%	18%
Commissions and fee income	3,206	957	783	758	657	3,155	777	724	714	637	2,852	(3)%	(11)%	(10)%
Remaining income	426	80	102	222	371	775	130	132	117	185	563	(50)%	58%	(27)%
Asset Management														
Management fees	2,370	621	619	626	593	2,458	571	580	589	575	2,314	(3)%	(2)%	(6)%
Performance and transaction fees	212	26	31	38	30	125	11	57	19	41	128	36%	119%	2%
Other	126	35	6	(3)	(14)	24	7	(17)	(13)	(36)	(59)	160%	164%	N/M
Total Asset Management	**2,708**	**682**	**656**	**661**	**609**	**2,608**	**589**	**620**	**594**	**580**	**2,383**	**(5)%**	**(2)%**	**(9)%**
Corporate & Other	**(186)**	**(498)**	**686**	**(699)**	**(540)**	**(1,051)**	**86**	**(261)**	**684**	**1,812**	**2,321**	**N/M**	**165%**	**N/M**
Net revenues	**25,538**	**7,188**	**7,699**	**6,165**	**6,011**	**27,063**	**7,777**	**7,062**	**7,781**	**8,534**	**31,155**	**42%**	**10%**	**15%**

For footnotes please refer to page 25.

Corporate Bank

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Corporate Treasury Services	3,072	899	946	947	1,028	3,821	1,188	1,076	1,049	1,052	4,366	2%	0%	14%
Institutional Client Services	1,299	350	394	400	442	1,587	447	492	472	495	1,906	12%	5%	20%
Business Banking	781	212	211	216	290	930	337	376	369	364	1,445	25%	(1)%	55%
Total net revenues	**5,153**	**1,462**	**1,551**	**1,564**	**1,760**	**6,337**	**1,973**	**1,943**	**1,889**	**1,911**	**7,716**	**9%**	**1%**	**22%**
of which:														
Net interest income	2,605	780	825	894	1,129	3,628	1,333	1,312	1,211	1,257	5,113	11%	4%	41%
Commissions and fee income	2,204	569	622	597	568	2,356	576	573	586	593	2,328	4%	1%	(1)%
Remaining income	343	112	104	73	64	354	64	58	92	61	275	(4)%	(34)%	(22)%
Provision for credit losses	(3)	148	56	75	56	335	64	117	11	74	266	33%	N/M	(20)%
Compensation and benefits	1,447	352	356	362	352	1,422	360	375	383	419	1,537	19%	9%	8%
General and administrative expenses	3,053	715	699	733	638	2,786	723	782	691	738	2,934	16%	7%	5%
Impairment of goodwill and other intangible assets	5	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	42	(0)	(2)	(1)	(15)	(19)	0	(0)	(0)	(4)	(4)	(72)%	N/M	(77)%
Noninterest expenses	**4,547**	**1,067**	**1,053**	**1,094**	**975**	**4,188**	**1,084**	**1,157**	**1,073**	**1,153**	**4,466**	**18%**	**7%**	**7%**
Noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) before tax	**609**	**246**	**443**	**395**	**730**	**1,814**	**825**	**669**	**805**	**685**	**2,984**	**(6)%**	**(15)%**	**64%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[6]	7,441	7,420	7,334	7,432	7,444	7,444	7,527	7,630	7,822	7,859	7,859	6%	0%	6%
Employees (business-aligned operations, full-time equivalent)[6]	5,838	5,888	5,949	6,322	6,508	6,508	6,810	6,959	7,240	7,853	7,853	21%	8%	21%
Employees (allocated central infrastructure, full-time equivalent)[6]	7,282	7,450	7,601	8,063	8,209	8,209	8,661	8,757	9,341	9,808	9,808	19%	5%	19%
Total employees (full-time equivalent)[6]	20,560	20,758	20,884	21,817	22,161	22,161	22,998	23,346	24,402	25,520	25,520	15%	5%	15%
Assets[6,12]	245,716	248,857	257,831	267,507	257,900	257,900	247,941	245,067	254,472	263,903	263,903	2%	4%	2%
Risk-weighted assets[6]	65,406	70,843	72,057	76,582	74,303	74,303	73,711	71,045	68,971	68,987	68,987	(7)%	0%	(7)%
of which: operational risk RWA[6]	5,571	5,469	5,328	5,272	5,304	5,304	5,301	5,325	5,568	5,568	5,568	5%	(0)%	5%
Leverage exposure[6,7,8]	299,892	305,195	316,723	327,910	320,767	320,767	310,233	305,703	299,263	306,809	306,809	(4)%	3%	(4)%
Deposits[6]	270,177	271,378	275,201	291,275	288,660	288,660	269,121	271,208	286,467	289,494	289,494	0%	1%	0%
Loans (gross of allowance for loan losses)[6]	122,310	124,933	128,965	128,899	121,543	121,543	121,126	116,376	117,148	116,732	116,732	(4)%	(0)%	(4)%
Average loans (gross of allowance for loan losses)[6]	122,310	122,893	125,605	127,801	125,399	124,922	121,367	117,920	115,745	115,523	117,505	(8)%	(0)%	(6)%
Allowance for loan losses[6]	1,041	1,181	1,146	1,191	1,163	1,163	1,180	1,192	1,123	1,054	1,054	(9)%	(6)%	(9)%
Sustainable finance volume (per quarter/year)[23]	20,117	3,757	2,460	2,538	4,674	13,429	3,478	3,897	3,088	3,082	13,545	(34)%	(0)%	1%
Performance measures and ratios[1]														
Net interest margin	2.1%	2.4%	2.5%	2.6%	3.4%	2.7%	4.1%	4.2%	3.9%	4.1%	4.1%	0.7ppt	0.1ppt	1.4ppt
Provision for credit losses (bps of average loans)	(0.2)	48.2	17.8	23.5	17.7	26.8	21.1	39.8	3.7	25.6	22.7	7.9bps	21.9bps	(4.1)bps
Cost/income ratio	88.2%	73.0%	67.9%	69.9%	55.4%	66.1%	54.9%	59.5%	56.8%	60.3%	57.9%	4.9ppt	3.5ppt	(8.2)ppt
Adjusted costs	4,429	1,064	1,047	1,080	981	4,172	1,081	1,051	1,045	1,161	4,337	18%	11%	4%
Pre-provision profit[22]	606	394	499	470	786	2,149	889	787	816	758	3,250	(3)%	(7)%	51%
Post-tax return on average shareholders' equity[3]	3.2%	5.4%	10.0%	8.6%	15.4%	10.0%	16.9%	13.6%	16.8%	13.8%	15.2%	(1.6)ppt	(3.0)ppt	5.2ppt
Post-tax return on average tangible shareholders' equity[2,3]	3.5%	5.9%	10.8%	9.3%	16.7%	10.9%	18.3%	14.8%	18.3%	15.0%	16.6%	(1.7)ppt	(3.3)ppt	5.7ppt

For footnotes please refer to page 25.

Investment Bank

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Fixed Income, Currency (FIC) Sales & Trading	7,063	2,840	2,385	2,193	1,517	8,935	2,360	2,146	1,932	1,536	7,974	1%	(20)%	(11)%
Debt Origination	1,573	307	21	6	78	412	213	212	229	189	843	142%	(17)%	105%
Equity Origination	544	34	45	(2)	23	101	21	30	23	27	102	15%	16%	1%
Advisory	491	134	166	91	94	485	92	48	71	89	301	(5)%	25%	(38)%
Origination & Advisory	2,608	474	232	95	196	998	327	291	323	305	1,246	56%	(6)%	25%
Other	(40)	10	28	83	(37)	84	5	(76)	16	(5)	(60)	(86)%	N/M	N/M
Total net revenues	**9,631**	**3,323**	**2,646**	**2,372**	**1,675**	**10,016**	**2,691**	**2,361**	**2,271**	**1,837**	**9,160**	**10%**	**(19)%**	**(9)%**
Provision for credit losses	104	36	72	132	78	319	41	141	63	186	431	138%	195%	35%
Compensation and benefits	2,197	611	588	579	597	2,376	612	646	616	650	2,524	9%	5%	6%
General and administrative expenses	3,843	1,186	950	927	1,012	4,075	1,184	995	931	1,026	4,136	1%	10%	1%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	233	233	N/M	N/M	N/M
Restructuring activities	47	1	2	10	2	15	1	(1)	(1)	(2)	(3)	N/M	66%	N/M
Noninterest expenses	**6,087**	**1,798**	**1,540**	**1,517**	**1,611**	**6,466**	**1,797**	**1,641**	**1,546**	**1,907**	**6,890**	**18%**	**23%**	**7%**
Noncontrolling interests	(17)	1	2	3	8	15	(2)	8	(5)	2	3	(73)%	N/M	(79)%
Profit (loss) before tax	**3,458**	**1,488**	**1,031**	**719**	**(22)**	**3,217**	**856**	**571**	**667**	**(258)**	**1,836**	**N/M**	**N/M**	**(43)%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[6]	4,212	4,221	4,195	4,359	4,334	4,334	4,350	4,373	4,644	4,940	4,940	14%	6%	14%
Employees (business-aligned operations, full-time equivalent)[6]	2,928	2,959	2,995	3,199	3,298	3,298	3,459	3,539	3,690	3,050	3,050	(8)%	(17)%	(8)%
Employees (allocated central infrastructure, full-time equivalent)[6]	9,787	9,822	9,848	10,396	10,788	10,788	11,131	11,329	11,808	11,989	11,989	11%	2%	11%
Total employees (full-time equivalent)[6]	16,927	17,002	17,038	17,954	18,420	18,420	18,940	19,241	20,142	19,979	19,979	8%	(1)%	8%
Assets[6,12]	615,906	663,800	706,262	818,601	676,714	676,714	664,097	661,586	714,046	658,345	658,345	(3)%	(8)%	(3)%
Risk-weighted assets[6]	140,600	144,744	144,227	144,068	139,442	139,442	142,388	145,184	142,047	139,532	139,532	0%	(2)%	0%
of which: operational risk RWA[6]	25,031	24,764	24,407	23,499	23,155	23,155	23,416	22,922	23,048	21,611	21,611	(7)%	(6)%	(7)%
Leverage exposure[6,7,8]	530,361	547,164	556,908	583,859	529,506	529,506	541,140	546,385	551,078	546,251	546,251	3%	(1)%	3%
Deposits[6]	12,819	13,404	16,823	16,655	16,408	16,408	10,676	11,988	14,630	17,818	17,818	9%	22%	9%
Loans (gross of allowance for loan losses)[6]	92,966	93,892	99,339	105,268	103,072	103,072	103,017	102,697	103,443	100,645	100,645	(2)%	(3)%	(2)%
Average loans (gross of allowance for loan losses)[6]	92,966	93,857	96,110	101,941	105,208	99,228	102,907	103,604	102,969	101,777	102,759	(3)%	(1)%	4%
Allowance for loan losses[6]	593	591	617	731	730	730	726	743	722	870	870	19%	20%	19%
Sustainable finance volume (per quarter/year)[23]	61,860	10,540	8,793	8,629	12,987	40,950	13,503	10,071	7,017	8,249	38,840	(36)%	18%	(5)%
Performance measures and ratios[1]														
Provision for credit losses (bps of average loans)	11.1	15.2	30.1	51.9	29.7	32.1	15.8	54.3	24.5	73.1	41.9	43.5bps	48.6bps	9.8bps
Cost/income ratio	63.2%	54.1%	58.2%	64.0%	96.2%	64.6%	66.8%	69.5%	68.1%	103.8%	75.2%	7.6ppt	35.7ppt	10.7ppt
Adjusted costs	5,901	1,793	1,418	1,503	1,543	6,257	1,765	1,539	1,517	1,601	6,422	4%	6%	3%
Pre-provision profit[22]	3,544	1,525	1,106	855	64	3,550	894	720	725	(70)	2,270	N/M	N/M	(36)%
Post-tax return on average shareholders' equity[3]	9.0%	15.9%	10.6%	7.3%	(1.3)%	8.0%	8.1%	5.0%	5.9%	(3.6)%	3.8%	(2.3)ppt	(9.5)ppt	(4.2)ppt
Post-tax return on average tangible shareholders' equity[2,3]	9.4%	16.6%	11.1%	7.6%	(1.3)%	8.4%	8.5%	5.2%	6.2%	(3.8)%	4.0%	(2.5)ppt	(10.0)ppt	(4.3)ppt

For footnotes please refer to page 25.

Private Bank

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Private Bank Germany	5,006	1,357	1,326	1,290	1,352	5,325	1,550	1,535	1,497	1,488	6,070	10%	(1)%	14%
International Private Bank	3,226	863	834	977	1,154	3,828	888	865	845	907	3,505	(21)%	7%	(8)%
Premium Banking	934	244	232	214	251	942	242	257	245	242	986	(4)%	(1)%	5%
Wealth Management & Bank for Entrepreneurs	2,292	618	602	764	902	2,886	645	608	601	666	2,520	(26)%	11%	(13)%
Total net revenues	**8,233**	**2,220**	**2,160**	**2,267**	**2,506**	**9,153**	**2,438**	**2,400**	**2,343**	**2,395**	**9,575**	**(4)%**	**2%**	**5%**
of which:														
Net interest income	4,601	1,183	1,274	1,287	1,479	5,223	1,532	1,543	1,512	1,573	6,160	6%	4%	18%
Commissions and fee income	3,206	957	783	758	657	3,155	777	724	714	637	2,852	(3)%	(11)%	(10)%
Remaining income	426	80	102	222	371	775	130	132	117	185	563	(50)%	58%	(27)%
Provision for credit losses	446	101	96	161	224	583	267	147	174	196	783	(13)%	12%	34%
Compensation and benefits	2,808	683	701	698	704	2,785	689	716	693	709	2,806	1%	2%	1%
General and administrative expenses	4,939	1,085	979	1,028	1,084	4,176	1,199	1,224	1,137	1,182	4,742	9%	4%	14%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	173	(45)	(35)	(14)	(19)	(113)	(0)	135	0	93	228	N/M	N/M	N/M
Noninterest expenses	**7,920**	**1,723**	**1,645**	**1,711**	**1,769**	**6,848**	**1,887**	**2,075**	**1,831**	**1,984**	**7,777**	**12%**	**8%**	**14%**
Noncontrolling interests	0	(0)	(0)	(0)	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) before tax	**(133)**	**396**	**418**	**395**	**513**	**1,722**	**284**	**178**	**337**	**215**	**1,015**	**(58)%**	**(36)%**	**(41)%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[6]	21,973	21,812	21,682	21,453	21,092	21,092	21,072	20,947	20,828	20,599	20,599	(2)%	(1)%	(2)%
Employees (business-aligned operations, full-time equivalent)[6]	6,060	6,024	5,990	5,949	5,816	5,816	5,853	5,837	5,735	5,637	5,637	(3)%	(2)%	(3)%
Employees (allocated central infrastructure, full-time equivalent)[6]	9,426	9,564	9,752	10,123	10,808	10,808	11,264	11,270	11,850	12,215	12,215	13%	3%	13%
Total employees (full-time equivalent)[6]	37,458	37,401	37,424	37,525	37,716	37,716	38,189	38,053	38,413	38,451	38,451	2%	0%	2%
Assets[6,12]	310,496	316,466	329,584	333,966	332,524	332,524	328,600	329,736	328,547	330,530	330,530	(1)%	1%	(1)%
Risk-weighted assets[6]	85,366	87,030	88,459	86,698	87,602	87,602	87,243	87,127	86,462	86,226	86,226	(2)%	(0)%	(2)%
of which: operational risk RWA[6]	7,527	7,364	7,296	7,442	7,637	7,637	7,893	7,909	7,802	7,659	7,659	0%	(2)%	0%
Leverage exposure[6,7,8]	320,692	327,803	341,490	345,362	344,396	344,396	340,313	341,268	337,898	338,607	338,607	(2)%	0%	(2)%
Deposits[6]	313,418	315,852	318,770	321,772	317,410	317,410	309,719	306,559	308,668	307,807	307,807	(3)%	(0)%	(3)%
Loans (gross of allowance for loan losses)[6]	254,439	258,214	263,572	269,270	264,893	264,893	263,257	262,779	263,435	261,250	261,250	(1)%	(1)%	(1)%
Average loans (gross of allowance for loan losses)[6]	254,439	255,941	261,251	266,658	267,591	262,670	263,945	263,035	262,352	262,110	262,792	(2)%	(0)%	0%
Allowance for loan losses[6]	3,017	3,023	2,973	3,005	2,868	2,868	3,064	3,134	3,178	3,188	3,188	11%	0%	11%
Assets under management[6,13]	554,356	548,550	528,616	528,713	518,499	518,499	531,381	541,479	546,575	558,884	558,884	8%	2%	8%
Net flows	30,341	9,955	6,949	7,629	5,485	30,018	6,064	6,752	9,173	6,883	28,872	25%	(25)%	(4)%
Sustainable finance volume (per quarter/year)[23]	29,541	5,339	2,310	(5,080)	786	3,355	5,458	2,553	927	2,692	11,630	N/M	190%	N/M
Performance measures and ratios[1]														
Net interest margin	1.8%	1.8%	1.9%	1.9%	2.2%	2.0%	2.3%	2.3%	2.3%	2.4%	2.3%	0.2ppt	0.1ppt	0.4ppt
Provision for credit losses (bps of average loans)	17.5	15.8	14.8	24.1	33.5	22.2	40.4	22.3	26.6	29.8	29.8	(3.7)bps	3.2bps	7.6bps
Cost/income ratio	96.2%	77.6%	76.2%	75.5%	70.6%	74.8%	77.4%	86.5%	78.1%	82.8%	81.2%	12.3ppt	4.7ppt	6.4ppt
Adjusted costs	7,549	1,763	1,741	1,701	1,791	6,995	1,854	1,821	1,792	1,841	7,308	3%	3%	4%
Pre-provision profit[22]	313	497	515	556	737	2,305	551	325	512	411	1,799	(44)%	(20)%	(22)%
Post-tax return on average shareholders' equity[3]	(1.5)%	7.8%	8.1%	7.6%	9.7%	8.3%	4.9%	2.7%	5.7%	3.2%	4.1%	(6.4)ppt	(2.5)ppt	(4.2)ppt
Post-tax return on average tangible shareholders' equity[2,3]	(1.7)%	8.5%	8.8%	8.3%	10.5%	9.0%	5.4%	2.9%	6.2%	3.5%	4.5%	(7.0)ppt	(2.7)ppt	(4.6)ppt

For footnotes please refer to page 25.

Asset Management

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Management fees	2,370	621	619	626	593	2,458	571	580	589	575	2,314	(3)%	(2)%	(6)%
Performance and transaction fees	212	26	31	38	30	125	11	57	19	41	128	36%	119%	2%
Other	126	35	6	(3)	(14)	24	7	(17)	(13)	(36)	(59)	160%	164%	N/M
Total net revenues	**2,708**	**682**	**656**	**661**	**609**	**2,608**	**589**	**620**	**594**	**580**	**2,383**	**(5)%**	**(2)%**	**(9)%**
Provision for credit losses	5	0	(0)	(0)	(1)	(2)	(1)	(0)	(0)	1	(1)	N/M	N/M	(50)%
Compensation and benefits	822	230	224	245	200	899	222	234	221	214	891	7%	(3)%	(1)%
General and administrative expenses	846	192	229	239	224	883	213	241	223	257	934	15%	15%	6%
Impairment of goodwill and other intangible assets	0	0	0	0	68	68	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	2	0	0	0	(1)	0	1	(0)	0	(0)	0	(74)%	N/M	(16)%
Noninterest expenses	**1,670**	**422**	**453**	**484**	**491**	**1,850**	**436**	**474**	**444**	**471**	**1,825**	**(4)%**	**6%**	**(1)%**
Noncontrolling interests	223	55	46	44	29	174	39	43	42	38	163	30%	(9)%	(7)%
Profit (loss) before tax	**809**	**206**	**157**	**133**	**89**	**584**	**115**	**103**	**109**	**70**	**396**	**(21)%**	**(35)%**	**(32)%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[6]	1,913	1,913	1,931	1,982	2,024	2,024	2,018	2,023	2,018	2,023	2,023	(0)%	0%	(0)%
Employees (business-aligned operations, full-time equivalent)[6]	2,159	2,229	2,302	2,358	2,258	2,258	2,279	2,289	2,318	2,363	2,363	5%	2%	5%
Employees (allocated central infrastructure, full-time equivalent)[6]	442	450	491	513	495	495	529	528	560	576	576	16%	3%	16%
Total employees (full-time equivalent)[6]	4,514	4,591	4,724	4,852	4,778	4,778	4,826	4,840	4,897	4,962	4,962	4%	1%	4%
Assets[6,12]	10,387	11,036	10,522	10,832	10,150	10,150	10,078	9,813	10,138	10,305	10,305	2%	2%	2%
Risk-weighted assets[6]	14,415	13,572	13,243	13,053	12,864	12,864	12,925	14,151	15,107	15,155	15,155	18%	0%	18%
of which: operational risk RWA[6]	3,357	3,340	3,397	3,414	3,414	3,414	3,489	3,494	3,501	3,475	3,475	2%	(1)%	2%
Leverage exposure[6,7,8]	10,678	9,729	9,011	8,996	9,462	9,462	9,052	8,650	8,861	9,706	9,706	3%	10%	3%
Management fee margin (in bps)[14]	27.9	27.7	28.4	29.0	28.1	28.2	27.7	27.4	27.1	26.2	27.1	(1.9)bps	(0.9)bps	(1.1)bps
Assets under management[6,13]	927,553	902,342	833,056	833,097	821,464	821,464	840,523	859,262	859,560	896,097	896,097	9%	4%	9%
Net flows	47,681	(1,040)	(25,042)	7,741	(1,581)	(19,921)	5,672	9,306	2,290	11,031	28,299	N/M	N/M	N/M
Performance measures and ratios[1]														
Cost/income ratio	61.7%	61.8%	69.1%	73.3%	80.7%	71.0%	74.0%	76.5%	74.7%	81.2%	76.6%	0.5ppt	6.5ppt	5.6ppt
Adjusted costs	1,647	421	433	477	391	1,722	426	446	436	458	1,765	17%	5%	3%
Pre-provision profit[22]	1,038	260	203	176	118	757	153	146	150	109	558	(7)%	(27)%	(26)%
Post-tax return on average shareholders' equity[3]	11.0%	11.0%	8.1%	6.6%	4.1%	7.4%	5.8%	5.3%	5.5%	3.3%	4.9%	(0.9)ppt	(2.3)ppt	(2.5)ppt
Post-tax return on average tangible shareholders' equity[2,3]	25.8%	25.5%	18.6%	15.4%	9.6%	17.1%	13.6%	12.5%	12.6%	7.1%	11.3%	(2.5)ppt	(5.5)ppt	(5.9)ppt

For footnotes please refer to page 25.

Corporate & Other

(in € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Total net revenues	(186)	(498)	686	(699)	(540)	(1,051)	86	(261)	684	1,812	2,321	N/M	165%	N/M
Provision for credit losses	(36)	7	8	(18)	(6)	(9)	1	(4)	(3)	32	26	N/M	N/M	N/M
Compensation and benefits	3,145	781	821	823	806	3,231	813	841	852	866	3,372	7%	2%	4%
General and administrative expenses	(1,862)	(414)	(640)	(675)	(463)	(2,192)	(558)	(585)	(583)	(908)	(2,634)	96%	56%	20%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	(2)	0	(1)	(0)	(0)	(2)	(1)	0	1	(1)	(1)	N/M	N/M	(40)%
Noninterest expenses	**1,281**	**367**	**179**	**148**	**343**	**1,037**	**253**	**256**	**270**	**(42)**	**738**	**N/M**	**N/M**	**(29)%**
Noncontrolling interests	(206)	(56)	(49)	(47)	(38)	(190)	(37)	(51)	(37)	(41)	(166)	7%	10%	(12)%
Profit (loss) before tax	**(1,225)**	**(817)**	**547**	**(781)**	**(839)**	**(1,890)**	**(131)**	**(463)**	**454**	**1,863**	**1,724**	**N/M**	**N/M**	**N/M**
Balance sheet and resources														
Employees (C&O, net, full-time equivalent)[6]	3,510	3,248	2,845	2,407	1,856	1,856	1,759	1,575	1,405	1,218	1,218	(34)%	(13)%	(34)%
Employees (central infrastructure allocated to businesses, full-time equivalent)[6]	26,937	27,286	27,692	29,095	30,300	30,300	31,585	31,884	33,559	34,588	34,588	14%	3%	14%
Total Employees (full-time equivalent)[6]	30,447	30,534	30,537	31,502	32,156	32,156	33,344	33,459	34,964	35,806	35,806	11%	2%	11%
Adjusted costs	1,038	344	128	117	180	770	242	91	175	244	752	35%	40%	(2)%
Risk-weighted assets[6]	45,842	48,243	51,984	48,809	45,792	45,792	43,267	41,278	41,724	39,842	39,842	(13)%	(5)%	(13)%
Leverage exposure[6,7,8]	61,590	57,086	55,666	43,772	36,353	36,353	37,076	34,036	38,111	38,945	38,945	7%	2%	7%

For footnotes please refer to page 25.

Asset quality: Overview of financial instruments subject to impairment [15]

(In € m, unless stated otherwise)

Financial instruments measured at amortized cost[16]	Gross carrying amount					Allowance for credit losses[17]				
	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2023	692,091	55,704	12,799	806	**761,400**	447	680	3,960	198	**5,285**
Sep 30, 2023	698,201	54,355	11,869	938	**765,363**	447	686	3,873	175	**5,182**
Jun 30, 2023	685,861	52,967	12,259	952	**752,040**	519	679	3,890	146	**5,235**
Mar 31, 2023	697,417	47,964	11,984	1,010	**758,376**	526	618	3,828	180	**5,152**
Dec 31, 2022	729,021	45,335	11,379	1,041	**786,776**	533	626	3,656	180	**4,995**
Sep 30, 2022	761,176	51,015	11,407	1,128	**824,725**	562	644	3,803	170	**5,178**
Jun 30, 2022	736,701	46,483	11,049	1,158	**795,391**	541	634	3,658	190	**5,024**
Mar 31, 2022	703,474	46,587	11,228	1,262	**762,551**	501	623	3,755	186	**5,064**
Dec 31, 2021	711,021	40,653	11,326	1,297	**764,298**	440	532	3,740	182	**4,895**

Financial instruments measured at fair value through OCI	Fair value					Allowance for credit losses				
	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2023	34,424	1,076	46	0	**35,546**	13	13	22	0	**48**
Sep 30, 2023	31,802	952	66	0	**32,820**	12	8	43	0	**63**
Jun 30, 2023	28,789	972	64	0	**29,824**	15	11	43	0	**69**
Mar 31, 2023	28,600	425	61	0	**29,087**	14	11	43	0	**68**
Dec 31, 2022	31,123	482	70	0	**31,675**	14	12	43	0	**69**
Sep 30, 2022	34,523	511	75	0	**35,109**	33	10	37	0	**80**
Jun 30, 2022	30,867	535	94	19	**31,515**	20	12	32	0	**63**
Mar 31, 2022	29,878	1,550	47	0	**31,475**	16	18	20	0	**53**
Dec 31, 2021	28,609	326	44	0	**28,979**	15	10	16	0	**41**

Off-balance sheet positions	Notional amount					Allowance for credit losses[17]				
	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2023	292,747	23,778	2,282	8	**318,814**	117	88	187	0	**393**
Sep 30, 2023	295,393	20,072	2,544	6	**318,015**	107	99	183	0	**389**
Jun 30, 2023	291,897	21,275	2,571	12	**315,756**	134	98	260	0	**492**
Mar 31, 2023	286,936	18,735	2,504	12	**308,187**	133	97	233	0	**463**
Dec 31, 2022	296,062	18,478	2,625	8	**317,173**	144	97	310	0	**551**
Sep 30, 2022	305,884	19,454	2,544	8	**327,889**	149	96	249	0	**494**
Jun 30, 2022	294,306	18,407	2,551	25	**315,289**	147	105	211	0	**464**
Mar 31, 2022	282,057	18,852	2,343	13	**303,265**	132	110	185	0	**427**
Dec 31, 2021	276,157	14,498	2,582	11	**293,248**	108	111	225	0	**443**

Memo: net charge-offs	Gross charge-offs	Recoveries	Net charge-offs	Net charge-offs / Average loans (at amortized cost)
Dec 31, 2023	1,197	(93)	1,104	0.23%
Sep 30, 2023	895	(71)	824	0.17%
Jun 30, 2023	482	(36)	446	0.09%
Mar 31, 2023	218	(17)	202	0.04%
Dec 31, 2022	1,043	(71)	971	0.20%
Sep 30, 2022	658	(51)	607	0.12%
Jun 30, 2022	439	(35)	405	0.08%
Mar 31, 2022	173	(20)	153	0.03%
Dec 31, 2021	566	(78)	488	0.11%

For footnotes please refer to page 25.

Regulatory capital

(In € m, unless stated otherwise)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Dec 31, 2023 vs. Dec 31, 2022
Regulatory capital (reported/phase-in)[8,19]										
Common Equity Tier 1 capital	46,506	46,687	47,932	49,202	48,097	48,926	49,348	49,401	48,066	(0)%
Tier 1 capital	55,375	53,206	55,201	56,470	56,616	57,254	57,676	57,729	56,395	(0)%
Tier 2 capital	7,358	9,887	10,045	10,236	9,531	9,258	9,043	9,035	8,610	(10)%
Total capital	**62,732**	**63,093**	**65,246**	**66,706**	**66,146**	**66,512**	**66,720**	**66,764**	**65,005**	**(2)%**
Risk-weighted assets and capital adequacy ratios[16]										
Risk-weighted assets	351,629	364,431	369,970	369,210	360,003	359,534	358,785	354,311	349,742	(3)%
Common Equity Tier 1 capital ratio	13.2%	12.8%	13.0%	13.3%	13.4%	13.6%	13.8%	13.9%	13.7%	0.4ppt
Tier 1 capital ratio (reported/phase-in)[19]	15.7%	14.6%	14.9%	15.3%	15.7%	15.9%	16.1%	16.3%	16.1%	0.4ppt
Total capital ratio (reported/phase-in)[19]	17.8%	17.3%	17.6%	18.1%	18.4%	18.5%	18.6%	18.8%	18.6%	0.2ppt

For footnotes please refer to page 25.

Leverage ratio[6,7]

(In € bn, unless stated otherwise)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Dec 31, 2023 vs. Dec 31, 2022
Total assets	**1,325**	**1,346**	**1,392**	**1,505**	**1,344**	**1,313**	**1,307**	**1,365**	**1,317**	**(2)%**
Changes from IFRS to CRR/CRD	**(200)**	**(182)**	**(112)**	**(196)**	**(104)**	**(76)**	**(71)**	**(130)**	**(77)**	**(26)%**
Derivatives netting	(256)	(247)	(272)	(335)	(257)	(212)	(221)	(245)	(215)	(16)%
Derivatives add-on	78	75	75	78	70	70	71	73	72	2%
Written credit derivatives	16	21	21	16	16	21	18	15	21	38%
Securities financing transactions	2	2	2	1	1	(0)	4	3	4	181%
Off-balance sheet exposure after application of credit conversion factors	115	119	126	129	128	123	125	126	127	(0)%
Consolidation, regulatory and other adjustments	(154)	(152)	(65)	(84)	(62)	(77)	(68)	(102)	(86)	39%
Leverage exposure[7]	**1,125**	**1,164**	**1,280**	**1,310**	**1,240**	**1,238**	**1,236**	**1,235**	**1,240**	**(0)%**
Tier 1 capital (reported/phase-in)[19]	55.4	53.2	55.2	56.5	56.6	57.3	57.7	57.7	56.4	(0)%
Leverage ratio (reported/phase-in)[1,7,19]	4.9%	4.6%	4.3%	4.3%	4.6%	4.6%	4.7%	4.7%	4.5%	(0.0)ppt

For footnotes please refer to page 25.

Non-GAAP financial measures (1/6)

Return ratios, Specific revenue items, Costs and Net Assets (adjusted) - Group

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Return ratios														
Profit (loss) before tax	3,518	1,519	2,596	861	471	5,447	1,949	1,059	2,372	2,575	7,955	N/M	9%	46%
Profit (loss)	2,595	1,121	2,035	647	1,751	5,554	1,391	693	1,661	2,707	6,452	55%	63%	16%
Profit (loss) attributable to noncontrolling interests	144	40	33	33	28	134	25	39	24	31	120	10%	28%	(11)%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	2,451	1,080	2,002	614	1,723	5,420	1,366	654	1,637	2,676	6,332	55%	64%	17%
Profit (loss) attributable to additional equity components	426	126	133	94	147	500	138	138	146	138	560	(6)%	(5)%	12%
Profit (loss) attributable to Deutsche Bank shareholders	2,025	954	1,869	520	1,576	4,919	1,228	516	1,491	2,538	5,772	61%	70%	17%
Average allocated shareholders' equity	56,537	58,499	59,507	60,955	61,597	60,109	62,245	62,728	62,908	64,508	63,149	5%	3%	5%
Deduct: Average allocated goodwill and other intangible assets[8]	6,049	6,111	6,270	6,472	6,484	6,328	6,331	6,367	6,448	6,583	6,434	2%	2%	2%
Average allocated tangible shareholders' equity	50,489	52,387	53,237	54,483	55,113	53,780	55,914	56,361	56,460	57,925	56,716	5%	3%	5%
Post-tax return on average shareholders' equity[1,3]	3.6%	6.5%	12.6%	3.4%	10.2%	8.2%	7.9%	3.3%	9.5%	15.7%	9.1%	5.5ppt	6.3ppt	1.0ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	4.0%	7.3%	14.0%	3.8%	11.4%	9.1%	8.8%	3.7%	10.6%	17.5%	10.2%	6.1ppt	7.0ppt	1.0ppt
Specific revenue items														
Revenues	25,538	7,188	7,699	6,165	6,011	27,063	7,777	7,062	7,781	8,534	31,155	42%	10%	15%
Specific revenue items (for details see divisional pages)	(73)	2	(11)	(203)	(262)	(473)	(49)	71	(6)	26	42	N/M	N/M	N/M
Revenues ex-specific items	25,465	7,191	7,688	5,962	5,750	26,590	7,728	7,134	7,775	8,561	31,198	49%	10%	17%
Costs														
Noninterest expenses	21,505	5,377	4,870	4,954	5,189	20,390	5,457	5,602	5,164	5,472	21,695	5%	6%	6%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	5	0	0	0	68	68	0	0	0	233	233	N/M	N/M	N/M
Litigation charges, net	466	26	116	45	227	413	66	395	105	(255)	311	N/M	N/M	(25)%
Restructuring and severance	468	(33)	(14)	30	8	(8)	23	260	94	189	566	N/M	101%	N/M
Total Nonoperating costs	939	(7)	102	75	303	474	89	655	199	167	1,110	(45)%	(16)%	134%
Adjusted costs	20,566	5,385	4,768	4,878	4,886	19,916	5,368	4,947	4,965	5,305	20,585	9%	7%	3%
Net assets (adjusted), in € bn.														
Total assets[5]	1,325	1,346	1,392	1,505	1,344	1,344	1,313	1,307	1,365	1,317	1,317	(2)%	(4)%	(2)%
Deduct: Derivatives (incl. hedging derivatives and derivatives reclassified into hfs) credit line netting	239	231	247	303	228	228	186	196	212	196	196	(14)%	(7)%	(14)%
Deduct: Derivatives cash collateral received/paid	65	58	72	89	70	70	58	60	70	56	56	(20)%	(20)%	(20)%
Deduct: Securities Financing Transactions credit line netting	2	4	4	11	2	2	1	3	1	2	2	(22)%	38%	(22)%
Deduct: Pending settlements netting	15	34	25	31	17	17	43	35	45	29	29	74%	(35)%	74%
Net assets (adjusted)[1,5]	1,003	1,019	1,044	1,073	1,026	1,026	1,025	1,013	1,037	1,034	1,034	1%	(0)%	1%

For footnotes please refer to page 25.

Non-GAAP financial measures (2/6)

Return ratios, Specific revenue items and Costs - Corporate Bank

(in € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Return ratios														
Profit (loss) before tax	609	246	443	395	730	1,814	825	669	805	685	2,984	(6)%	(15)%	64%
Profit (loss)	438	177	319	285	526	1,306	594	482	580	493	2,148	(6)%	(15)%	64%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	438	177	319	285	526	1,306	594	482	580	493	2,148	(6)%	(15)%	64%
Profit (loss) attributable to additional equity components	81	25	27	20	31	103	30	30	31	30	121	(5)%	(4)%	18%
Profit (loss) attributable to Deutsche Bank shareholders	358	152	292	255	494	1,203	564	452	549	463	2,027	(6)%	(16)%	68%
Average allocated shareholders' equity	11,101	11,234	11,701	12,354	12,821	12,015	13,311	13,274	13,083	13,447	13,306	5%	3%	11%
Deduct: Average allocated goodwill and other intangible assets	893	900	938	986	996	953	1,016	1,043	1,070	1,106	1,059	11%	3%	11%
Average allocated tangible shareholders' equity	10,208	10,334	10,762	11,368	11,825	11,062	12,295	12,232	12,013	12,341	12,247	4%	3%	11%
Post-tax return on average shareholders' equity[1,3]	3.2%	5.4%	10.0%	8.6%	15.4%	10.0%	16.9%	13.6%	16.8%	13.8%	15.2%	(1.6)ppt	(3.0)ppt	5.2ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	3.5%	5.9%	10.8%	9.3%	16.7%	10.9%	18.3%	14.8%	18.3%	15.0%	16.6%	(1.7)ppt	(3.3)ppt	5.7ppt
Costs														
Noninterest expenses	4,547	1,067	1,053	1,094	975	4,188	1,084	1,157	1,073	1,153	4,466	18%	7%	7%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	5	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	2	(0)	5	7	11	23	(1)	91	6	(43)	53	N/M	N/M	130%
Restructuring and severance	111	3	1	6	(17)	(6)	4	15	23	35	76	N/M	53%	N/M
Total Nonoperating costs	117	3	6	13	(6)	16	3	106	28	(9)	129	47%	N/M	N/M
Adjusted costs	4,429	1,064	1,047	1,080	981	4,172	1,081	1,051	1,045	1,161	4,337	18%	11%	4%

For footnotes please refer to page 25.

Non-GAAP financial measures (3/6)

Return ratios, Specific revenue items and Costs - Investment Bank

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Return ratios														
Profit (loss) before tax	3,458	1,488	1,031	719	(22)	3,217	856	571	667	(258)	1,836	N/M	N/M	(43)%
Profit (loss)	2,490	1,071	742	518	(15)	2,316	616	411	480	(186)	1,322	N/M	N/M	(43)%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	2,490	1,071	742	518	(15)	2,316	616	411	480	(186)	1,322	N/M	N/M	(43)%
Profit (loss) attributable to additional equity components	207	59	62	43	68	232	64	65	69	64	262	(6)%	(6)%	13%
Profit (loss) attributable to Deutsche Bank shareholders	2,282	1,013	681	475	(84)	2,084	552	347	412	(250)	1,060	197%	N/M	(49)%
Average allocated shareholders' equity	25,281	25,535	25,773	26,165	26,663	26,036	27,270	27,793	27,863	27,705	27,593	4%	(1)%	6%
Deduct: Average allocated goodwill and other intangible assets	1,072	1,092	1,138	1,184	1,156	1,139	1,159	1,212	1,271	1,343	1,246	16%	6%	9%
Average allocated tangible shareholders' equity	24,208	24,443	24,635	24,981	25,507	24,897	26,111	26,581	26,593	26,362	26,346	3%	(1)%	6%
Post-tax return on average shareholders' equity[1,3]	9.0%	15.9%	10.6%	7.3%	(1.3)%	8.0%	8.1%	5.0%	5.9%	(3.6)%	3.8%	(2.3)ppt	(9.5)ppt	(4.2)ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	9.4%	16.6%	11.1%	7.6%	(1.3)%	8.4%	8.5%	5.2%	6.2%	(3.8)%	4.0%	(2.5)ppt	(10.0)ppt	(4.3)ppt
Specific revenue items														
Revenues	9,631	3,323	2,646	2,372	1,675	10,016	2,691	2,361	2,271	1,837	9,160	10%	(19)%	(9)%
DVA	28	8	(11)	(91)	47	(49)	(47)	71	(5)	28	47	(41)%	N/M	N/M
Specific revenue items	28	8	(11)	(91)	47	(49)	(47)	71	(5)	28	47	(41)%	N/M	N/M
Revenues ex-specific items	9,660	3,331	2,634	2,280	1,722	9,968	2,644	2,432	2,266	1,864	9,207	8%	(18)%	(8)%
Costs														
Noninterest expenses	6,087	1,798	1,540	1,517	1,611	6,466	1,797	1,641	1,546	1,907	6,890	18%	23%	7%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	233	233	N/M	N/M	N/M
Litigation charges, net	99	2	115	(7)	56	166	26	65	2	54	147	(3)%	N/M	(11)%
Restructuring and severance	87	3	7	21	12	43	7	36	27	18	87	56%	(32)%	102%
Total Nonoperating costs	186	5	122	14	68	209	32	101	29	306	468	N/M	N/M	124%
Adjusted costs	5,901	1,793	1,418	1,503	1,543	6,257	1,765	1,539	1,517	1,601	6,422	4%	6%	3%

For footnotes please refer to page 25.

Non-GAAP financial measures (4/6)

Return ratios, Specific revenue items and Costs - Private Bank

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Return ratios														
Profit (loss) before tax	(133)	396	418	395	513	1,722	284	178	337	215	1,015	(58)%	(36)%	(41)%
Profit (loss)	(96)	285	301	285	369	1,240	205	128	243	155	731	(58)%	(36)%	(41)%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	(96)	285	301	285	369	1,240	205	128	243	155	731	(58)%	(36)%	(41)%
Profit (loss) attributable to additional equity components	103	29	31	22	34	116	32	32	35	34	132	(1)%	(3)%	14%
Profit (loss) attributable to Deutsche Bank shareholders	(199)	256	270	262	335	1,124	173	96	208	121	599	(64)%	(42)%	(47)%
Average allocated shareholders' equity	13,041	13,191	13,437	13,775	13,852	13,557	14,023	14,295	14,564	14,960	14,477	8%	3%	7%
Deduct: Average allocated goodwill and other intangible assets	1,105	1,110	1,116	1,120	1,091	1,108	1,091	1,100	1,101	1,082	1,094	(1)%	(2)%	(1)%
Average allocated tangible shareholders' equity	11,936	12,080	12,321	12,655	12,762	12,449	12,932	13,194	13,463	13,878	13,383	9%	3%	8%
Post-tax return on average shareholders' equity[13]	(1.5)%	7.8%	8.1%	7.6%	9.7%	8.3%	4.9%	2.7%	5.7%	3.2%	4.1%	(6.4)ppt	(2.5)ppt	(4.2)ppt
Post-tax return on average tangible shareholders' equity[2,13]	(1.7)%	8.5%	8.8%	8.3%	10.5%	9.0%	5.4%	2.9%	6.2%	3.5%	4.5%	(7.0)ppt	(2.7)ppt	(4.6)ppt
Specific revenue items														
Revenues	8,233	2,220	2,160	2,267	2,506	9,153	2,438	2,400	2,343	2,395	9,575	(4)%	2%	5%
Sal. Oppenheim workout - International Private Bank (IPB)	(103)	(7)	(2)	(110)	(5)	(125)	0	0	0	0	0	N/M	N/M	N/M
Gain on sale Financial Advisory business Italy - International Private Bank (IPB)[20]	0	0	0	0	(306)	(306)	0	0	0	0	0	N/M	N/M	N/M
Specific revenue items	(103)	(7)	(2)	(110)	(311)	(430)	0	0	0	0	0	N/M	N/M	N/M
Revenues ex-specific items	8,130	2,212	2,158	2,158	2,195	8,723	2,438	2,400	2,343	2,395	9,575	9%	2%	10%
Costs														
Noninterest expenses	7,920	1,723	1,645	1,711	1,769	6,848	1,887	2,075	1,831	1,984	7,777	12%	8%	14%
Nonoperating costs														
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	134	3	(68)	14	(9)	(60)	28	71	3	21	123	N/M	N/M	N/M
Restructuring and severance	236	(42)	(28)	(4)	(13)	(87)	5	183	35	123	346	N/M	N/M	N/M
Total Nonoperating costs	371	(40)	(96)	10	(22)	(147)	33	254	39	143	468	N/M	N/M	N/M
Adjusted costs	7,549	1,763	1,741	1,701	1,791	6,995	1,854	1,821	1,792	1,841	7,308	3%	3%	4%

For footnotes please refer to page 25.

Non-GAAP financial measures (5/6)

Return ratios and Costs - Asset Management

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Return ratios														
Profit (loss) before tax	809	206	157	133	89	584	115	103	109	70	396	(21)%	(35)%	(32)%
Profit (loss)	583	148	113	95	64	421	83	74	78	51	285	(21)%	(35)%	(32)%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	583	148	113	95	64	421	83	74	78	51	285	(21)%	(35)%	(32)%
Profit (loss) attributable to additional equity components	17	5	6	4	6	22	6	5	6	6	23	(12)%	(3)%	4%
Profit (loss) attributable to Deutsche Bank shareholders	566	143	107	91	58	399	77	69	72	45	263	(23)%	(38)%	(34)%
Average allocated shareholders' equity	5,128	5,172	5,321	5,499	5,603	5,395	5,281	5,170	5,254	5,518	5,318	(2)%	5%	(1)%
Deduct: Average allocated goodwill and other intangible assets[8]	2,936	2,938	3,014	3,123	3,190	3,067	3,019	2,969	2,962	3,007	2,989	(6)%	2%	(3)%
Average allocated tangible shareholders' equity	2,192	2,234	2,307	2,376	2,412	2,328	2,262	2,201	2,291	2,511	2,328	4%	10%	0%
Post-tax return on average shareholders' equity[1,3]	11.0%	11.0%	8.1%	6.6%	4.1%	7.4%	5.8%	5.3%	5.5%	3.3%	4.9%	(0.9)ppt	(2.3)ppt	(2.5)ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	25.8%	25.5%	18.6%	15.4%	9.6%	17.1%	13.6%	12.5%	12.6%	7.1%	11.3%	(2.5)ppt	(5.5)ppt	(5.9)ppt
Costs														
Noninterest expenses	1,670	422	453	484	491	1,850	436	474	444	471	1,825	(4)%	6%	(1)%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	0	0	0	0	68	68	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	2	(0)	12	3	9	24	3	20	2	0	26	(100)%	(100)%	9%
Restructuring and severance	21	1	8	5	23	37	7	8	5	13	34	(43)%	141%	(8)%
Total Nonoperating costs	23	1	20	7	101	129	10	28	8	13	59	(87)%	71%	(54)%
Adjusted costs	1,647	421	433	477	391	1,722	425	446	436	458	1,765	17%	5%	3%

For footnotes please refer to page 25.

Non-GAAP financial measures (6/6)

Return ratios, Specific revenue items and Costs - Corporate & Other

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Return ratios														
Profit (loss) before tax	(1,225)	(817)	547	(781)	(839)	(1,890)	(131)	(463)	454	1,863	1,724	N/M	N/M	N/M
Profit (loss)	(820)	(561)	559	(535)	808	271	(106)	(403)	280	2,194	1,965	172%	N/M	N/M
Profit (loss) attributable to noncontrolling interests	144	40	33	33	28	134	25	39	24	31	120	10%	28%	(11)%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	(965)	(601)	527	(568)	780	137	(131)	(442)	256	2,164	1,846	177%	N/M	N/M
Profit (loss) attributable to additional equity components	18	8	7	5	7	28	6	6	6	5	23	(30)%	(8)%	(18)%
Profit (loss) attributable to Deutsche Bank shareholders	(982)	(610)	519	(573)	773	109	(138)	(448)	250	2,158	1,823	179%	N/M	N/M
Average allocated shareholders' equity	N/M	3,366	3,275	3,163	2,658	3,105	2,361	2,197	2,144	2,879	2,456	8%	34%	(21)%
Deduct: Average allocated goodwill and other intangible assets	N/M	71	64	60	51	61	46	44	44	45	45	(13)%	3%	(27)%
Average allocated tangible shareholders' equity	N/M	3,296	3,212	3,103	2,607	3,044	2,315	2,153	2,100	2,834	2,411	9%	35%	(21)%
Specific revenue items:														
Revenues	(186)	(498)	686	(699)	(540)	(1,051)	86	(261)	684	1,812	2,321	N/M	155%	N/M
DVA	2	2	3	(2)	3	6	(2)	(0)	(1)	(1)	(5)	N/M	6%	N/M
Specific revenue items	2	2	3	(2)	3	6	(2)	(0)	(1)	(1)	(5)	N/M	6%	N/M
Revenues ex-specific items	(184)	(496)	689	(701)	(537)	(1,046)	84	(261)	683	1,810	2,317	N/M	155%	N/M
Costs														
Noninterest expenses	1,281	367	179	148	343	1,037	253	256	270	(42)	738	N/M	N/M	(29)%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	231	22	52	28	159	261	10	147	92	(287)	(37)	N/M	N/M	N/M
Restructuring and severance	13	2	(2)	2	3	6	1	19	4	0	23	(87)%	(89)%	N/M
Total Nonoperating costs	243	24	51	30	163	267	11	166	96	(286)	(14)	N/M	N/M	N/M
Adjusted costs	1,038	344	128	117	180	770	242	91	175	244	752	35%	40%	(2)%

For footnotes please refer to page 25.

Per share information

(In € m, unless stated otherwise)	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q4 2023 vs. Q4 2022	Q4 2023 vs. Q3 2023	FY 2023 vs. FY 2022
Earnings per share measure														
Profit (loss) attributable to Deutsche Bank shareholders after AT1-coupon adjustment (in € m)	**2,088**	**1,080**	**1,523**	**614**	**1,723**	**4,940**	**1,366**	**156**	**1,637**	**2,676**	**5,834**	**55%**	**64%**	**18%**
Weighted-average shares outstanding	2,097	2,092	2,081	2,082	2,084	2,085	2,067	2,079	2,069	2,041	2,064	(2)%	(1)%	(1)%
Adjusted weighted-average shares after assumed conversions	2,143	2,143	2,115	2,116	2,130	2,126	2,112	2,109	2,108	2,089	2,104	(2)%	(1)%	(1)%
Basic earnings per share in €[9]	€ 1.00	€ 0.52	€ 0.73	€ 0.29	€ 0.83	€ 2.37	€ 0.66	€ 0.07	€ 0.79	€ 1.31	€ 2.83	59%	66%	19%
Diluted earnings per share in €[1,9]	€ 0.97	€ 0.50	€ 0.72	€ 0.29	€ 0.81	€ 2.32	€ 0.65	€ 0.07	€ 0.78	€ 1.28	€ 2.77	58%	65%	19%
Book value per basic share outstanding														
Total shareholders' equity (book value)	**58,096**	**58,597**	**60,502**	**61,717**	**61,772**	**61,772**	**62,963**	**62,054**	**63,600**	**65,999**	**65,999**	**7%**	**4%**	**7%**
Number of shares issued, in million	2,067	2,067	2,067	2,067	2,067	2,067	2,040	2,040	2,040	2,040	2,040	(1)%	0%	(1)%
Treasury shares, in million	(1)	(22)	(34)	(30)	(29)	(29)	(5)	(5)	(31)	(48)	(48)	67%	56%	67%
Vested share awards, in million	35	43	47	46	46	46	43	44	45	46	46	2%	4%	2%
Basic shares outstanding	**2,101**	**2,088**	**2,080**	**2,083**	**2,083**	**2,083**	**2,079**	**2,080**	**2,054**	**2,038**	**2,038**	**(2)%**	**(1)%**	**(2)%**
Book value per basic share outstanding in €[1]	27.66	28.06	29.08	29.62	29.65	29.65	30.29	29.84	30.97	32.38	32.38	9%	5%	9%
Tangible book value per basic share outstanding														
Total shareholders' equity (Book value)	58,096	58,597	60,502	61,717	61,772	61,772	62,963	62,054	63,600	65,999	65,999	7%	4%	7%
Deduct Goodwill and other intangible assets[10]	6,079	6,143	6,364	6,573	6,327	6,327	6,333	6,388	6,558	6,573	6,573	4%	0%	4%
Tangible shareholders' equity (tangible book value)	**52,017**	**52,454**	**54,138**	**55,145**	**55,445**	**55,445**	**56,630**	**55,666**	**57,042**	**59,426**	**59,426**	**7%**	**4%**	**7%**
Number of shares issued, in million	2,067	2,067	2,067	2,067	2,067	2,067	2,040	2,040	2,040	2,040	2,040	(1)%	0%	(1)%
Treasury shares, in million	(1)	(22)	(34)	(30)	(29)	(29)	(5)	(5)	(31)	(48)	(48)	67%	56%	67%
Vested share awards, in million	35	43	47	46	46	46	43	44	45	46	46	2%	4%	2%
Basic shares outstanding	**2,101**	**2,088**	**2,080**	**2,083**	**2,083**	**2,083**	**2,079**	**2,080**	**2,054**	**2,038**	**2,038**	**(2)%**	**(1)%**	**(2)%**
Tangible book value per basic share outstanding in €[1]	24.76	25.12	26.03	26.47	26.61	26.61	27.24	26.77	27.77	29.15	29.15	10%	5%	10%

For footnotes please refer to page 25.

Non-GAAP financial measures

This document and other documents the Group has published or may publish contain non-GAAP financial measures. Non-GAAP financial measures are measures of the Group's historical or future performance, financial position or cash flows that contain adjustments that exclude or include amounts that are included or excluded, as the case may be, from the most directly comparable measure calculated and presented in accordance with IFRS in the Group's financial statements.

Return on equity ratios

The Group reports a post-tax return on average shareholders' equity (RoE) and a post-tax return on average tangible shareholders' equity (RoTE), each of which is a non-GAAP financial measure.

The post-tax RoE and RoTE are calculated as profit (loss) attributable to Deutsche Bank shareholders after Additional Tier 1 (AT1) coupon as a percentage of average shareholders' equity and average tangible shareholders' equity, respectively.

Profit (loss) attributable to Deutsche Bank shareholders after AT1 coupon for the segments is a non-GAAP financial measure and is defined as profit (loss) excluding post-tax profit (loss) attributable to noncontrolling interests and after AT1 coupon, which are allocated to segments based on their allocated average tangible shareholders' equity.

For the Group, it reflects the reported effective tax rate which was 19% for FY 2023, (5)% for Q4 2023, 30% for Q3 2023, 35% for Q2 2023, 29% for Q1 2023, (2)% for FY 2022, (272)% for Q4 2022, 25% for Q3 2022, 22% for Q2 2022, 26% for Q1 2022 and 26% for FY 2021.

For the segments, the applied tax rate was 28% for all quarters in 2023, for all quarters in 2022 and for FY 2021.

At the Group level, tangible shareholders' equity is shareholders' equity as reported in the consolidated balance sheet excluding goodwill and other intangible assets. Tangible shareholders' equity for the segments is calculated by deducting goodwill and other intangible assets from shareholders' equity as allocated to the segments. Shareholders' equity and tangible shareholders' equity are presented on an average basis.

The Group believes that a presentation of average tangible shareholders' equity makes comparisons to its competitors easier, and refers to this measure in the return on equity ratios presented by the Group. However, average tangible shareholders' equity is not a measure provided for in IFRS, and the Group's ratios based on this measure should not be compared to other companies' ratios without considering differences in the calculations.

Allocation of average shareholders' equity

Shareholders' equity is fully allocated to the Group's segments based on the regulatory capital demand of each segment. Regulatory capital demand reflects the combined contribution of each segment to the Groups' Common Equity Tier 1 (CET1) ratio, the Groups' leverage ratio and the Group's capital loss under stress.

Contributions in each of the three dimensions are weighted to reflect their relative importance and level of constraint for the Group.

Contributions to the CET1 ratio and the leverage ratio are measured through risk-weighted assets (RWA) and leverage ratio exposure. The Group's capital loss under stress is a measure of the Group's overall economic risk exposure under a defined stress scenario.

Goodwill and other intangible assets are directly attributed to the Group's segments in order to allow the determination of allocated tangible shareholders' equity and the respective returns.

Shareholders' equity and tangible shareholders' equity is allocated on a monthly basis and averaged across quarters and for the full year.

Adjusted costs / nonoperating costs

Adjusted costs is one of the Group's key performance indicators and is a non-GAAP financial measure for which the most directly comparable IFRS financial measure is noninterest expenses. Adjusted costs is calculated by deducting (i) impairment of goodwill and other intangible assets, (ii) net litigation charges and (iii) restructuring and severance, in total referred to as nonoperating costs, from noninterest expenses under IFRS. The Group believes that a presentation of noninterest expenses excluding the impact of these items provides a more meaningful depiction of the costs associated with the operating businesses.

Profit (loss) before tax excluding nonoperating costs

Profit (loss) before tax excluding nonoperating costs is a non-GAAP financial measure for which the most directly comparable IFRS financial measure is Profit (loss) before tax. Profit (loss) before tax excluding nonoperating costs is calculated by deducting nonoperating costs, which consist of (i) impairment of goodwill and other intangible assets, (ii) net litigation charges and (iii) restructuring and severance from Profit (loss) before tax under IFRS. The Group believes that a presentation of Profit (loss) before tax excluding nonoperating costs provides a more meaningful depiction of the costs associated with the operating businesses.

Revenues excluding specific items

Revenues excluding specific items is a performance indicator that is a non-GAAP financial measure most directly comparable to the IFRS financial measure net revenues. Revenues excluding specific items is calculated by adjusting net revenues under IFRS for specific revenue items which generally fall outside the usual nature or scope of the business and are likely to distort an accurate assessment of the divisional operating performance. Excluded items are debt valuation adjustment (DVA) and material transactions or events that are either one-off in nature or belong to a portfolio of connected transactions or events where the P&L impact is limited to a specific period of time. The Group believes that a presentation of net revenues excluding the impact of these items provides a more meaningful depiction of the revenues associated with the bank's business.

Net assets (adjusted)

Net assets (adjusted) are defined as IFRS total assets adjusted to reflect the recognition of legal netting agreements, offsetting of cash collateral received and paid and offsetting pending settlements balances. The Group believes that a presentation of net assets (adjusted) makes comparisons to its competitors easier.

Book value and tangible book value per basic share outstanding

Book value per basic share outstanding and tangible book value per basic share outstanding are non-GAAP financial measures that are used and relied upon by investors and industry analysts as capital adequacy metrics. Book value per basic share outstanding represents the bank's total shareholders' equity divided by the number of basic shares outstanding at period-end. Tangible book value represents the bank's total shareholders' equity less goodwill and other intangible assets. Tangible book value per basic share outstanding is computed by dividing tangible book value by period-end basic shares outstanding.

Cost ratios

Cost/income ratio: Noninterest expenses as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income.

Compensation ratio: Compensation and benefits as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income.

Noncompensation ratio: Noncompensation noninterest expenses, which are defined as total noninterest expenses less compensation and benefits, as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income.

Other key ratios

Diluted earnings per share: Profit (loss) attributable to Deutsche Bank shareholders, which is defined as profit (loss) excluding noncontrolling interests, divided by the weighted-average number of diluted shares outstanding. Diluted earnings per share assume the conversion into common shares of outstanding securities or other contracts to issue common stock, such as share options, convertible debt, unvested deferred share awards and forward contracts.

Book value per basic share outstanding: Book value per basic share outstanding is defined as shareholders' equity divided by the number of basic shares outstanding (both at period-end).

Tangible book value per basic share outstanding: Tangible book value per basic share outstanding is defined as shareholders' equity less goodwill and other intangible assets, divided by the number of basic shares outstanding (both at period-end).

Tier 1 capital ratio: Tier 1 capital, as a percentage of the RWA for credit, market and operational risk.

Common Equity Tier 1 capital ratio: Common Equity Tier 1 capital, as a percentage of the RWA for credit, market and operational risk.

Phase-in CRR/CRD leverage ratio: Tier 1 capital (CRR/CRD phase-in), as a percentage of the CRR/CRD leverage ratio exposure measure.

Net interest margin: For Group and divisions, net interest income (before provision for credit losses) as a percentage of average total interest earnings assets. Net interest margins per division are based on their contribution to the Group results.

Average yield on loans: Interest income on loans as a percentage of average loans at amortized cost based upon month-end balances.

Provision for credit losses (bps of loans): Provision for credit losses annualized as basis points of average loans gross of allowances for loan losses, based upon month-end balances.

Footnotes

1. Definitions of certain financial measures are provided on pages 22-24 of this document
2. The reconciliation of average tangible shareholders' equity is provided on pages 15-20 of this document
3. Based on profit (loss) attributable to Deutsche Bank shareholders (post-tax)
4. The reconciliation of adjusted costs / nonoperating costs is provided on pages 15-20 of this document
5. Includes expenses eligible for reimbursement related to Prime Finance of € 302 million for full-year 2021
6. At period-end
7. The leverage ratio exposure is calculated according to CRR as applicable at the reporting date; starting with September 30, 2020, the Group was allowed to exclude certain Euro-based exposures facing Eurosystem central banks from the leverage ratio exposure based on the ECB-decisions (EU) 2020/1306 and (EU) 2021/1074; this exclusion applied until March 31, 2022; the segmental leverage exposures are presented without that exclusion
8. Contains Group-neutral reallocation of central liquidity reserves to business divisions
9. The tax impact is recognized in net income (loss) directly; accordingly, earnings were adjusted by € 498 million, € 479 million and € 363 million before tax for the coupons paid on AT1 notes in May 2023, May 2022 and April 2021, respectively; the coupons paid on AT1 notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation in accordance with IAS 33; diluted earnings per common share include the numerator effect of assumed conversions; in case of a net loss potentially dilutive shares are not considered for the earnings per share calculation, because to do so would decrease the net loss per share
10. Includes AT1 notes, which constitute unsecured and subordinated notes of Deutsche Bank and are classified as equity in accordance with IFRS
11. Includes net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss, net fee and commission income and remaining revenues
12. Segment assets represent consolidated view, i.e. the amounts do not include intersegment balances (except for central liquidity reserves, shorts coverage, liquidity portfolio and repack reallocations, regarding assets consumed by other segments but managed by CB/IB)
13. Assets under management include assets held on behalf of customers for investment purposes and/or assets that are managed by Deutsche Bank; they are managed on a discretionary or advisory basis or are deposited with Deutsche Bank
14. Annualized management fees divided by average assets under management
15. IFRS 9 introduced a three stage approach to impairment for financial assets that are not credit-impaired at the date of origination or purchase. This approach is summarized as follows:
    Stage 1: The Group recognizes a credit loss allowance at an amount equal to 12-month expected credit losses
    Stage 2: The Group recognizes a credit loss allowance at an amount equal to lifetime expected credit losses for those financial assets which are considered to have experienced a significant increase in credit risk since initial recognition
    Stage 3: The Group recognizes a loss allowance at an amount equal to lifetime expected credit losses, reflecting a probability of default of 100%, via the expected recoverable cash flows for the asset, for those financial assets that are credit-impaired; POCI = Purchased or Originated Credit Impaired
16. Financial assets at amortized cost consist of loans at amortized cost, cash and central bank balances, interbank balances (w/o central banks), central bank funds sold and securities purchased under resale agreements, securities borrowed and certain subcategories of other assets
17. Allowance for credit losses does not include allowance for country risk for amortized cost and off-balance sheet positions
18. Goodwill and other intangible assets attributable to the partial sale of DWS are excluded
19. Starting with the first quarter of 2022, information is presented as reported as the fully loaded definition has been eliminated as resulting only in an immaterial difference; comparative information for FY 2021 based on Deutsche Bank's earlier fully loaded definition: Tier 1 capital of € 54,775 million, Tier 2 capital of € 7,328 million, Total capital of € 62,102 million, Tier 1 capital ratio of 15.6%, Total capital ratio of 17.7%, Leverage ratio of 4.9%
20. Q4 2022 and FY 2022: Gain on sale of € 312 million, net of transaction-related fees of € 6 million
21. Twelve months period until the end of the respective reporting period compared to full year 2021
22. Pre-provision profit defined as net revenues less noninterest expenses
23. Sustainable financing and investment activities are defined in the "Sustainable Financing Framework – Deutsche Bank Group" which is available at investor-relations.db.com; in cases where validation against the Framework cannot be completed before the end of the reporting quarter, volumes are disclosed upon completion of the validation in subsequent quarters
24. Operating leverage is calculated as the difference between year-on-year change in percentages of reported net revenues and year-on-year change in percentages of reported noninterest expense